UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Charter Communications, Inc.
(Name of Registrant as Specified in its Charter)
Not Applicable
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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 26, 2011

CHARTER COMMUNICATIONS, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 25, 2011
Date: April 26, 2011 **Time:** 10:00 AM MDT
Location: Four Seasons Hotel
1111 14th Street
Denver, Colorado 80202

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Charter

CHARTER COMMUNICATIONS, INC.
12405 POWERSCOURT DRIVE
ST. LOUIS, MO 63131

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
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15

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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0000089280_1 R1.0.0.11699

Internal Use Only Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX 00000892802 R1.0.0.11699 1. 2011 Notice and Proxy Statement 2. 2010 Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2011 to facilitate timely delivery.

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Robert Cohn	02 W. Lance Conn	03 Darren Glatt	04 Craig A. Jacobson	05 Bruce A. Karsh
06 Edgar Lee	07 Michael J. Lovett	08 John D. Markley, Jr.	09 David C. Merritt	10 Stan Parker
11 Eric L. Zinterhofer				

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2 To approve the Company's Executive Bonus Plan.

3 To approve the Company's Executive Incentive Performance Plan.

4 An advisory vote on executive compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

5 An advisory vote on the frequency of holding an advisory vote on executive compensation.

The Board of Directors recommends you vote FOR the following proposal:

6 To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ended December 31, 2011.

NOTE: To vote on any other matters properly brought before the stockholders at the meeting.

0000089280_3 R1.0.0.11699

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Reserved for Broadridge Internal Control
Information Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # NAME THE COMPANY NAME INC. — COMMON 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. — 401 K 123,456,789,012.12345 00000892804 R1.0.0.11699